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                                                                     EXHIBIT 3.1

[LOGO]
BRITISH COLUMBIA        MINISTRY OF FINANCE               NOTICE OF ALTERATION
                        Corporate and Personal
                        Property Registries               FORM 11 - BC COMPANY
                        WWW.FIN.GOV.BC.CA/REGISTRIES        Section 257 (4)
                                                       Business Corporations Act

Telephone: 250 356 - 8626

                    FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA)

                    The personal information requested on this form is made available to the public under the authority of the Business Corporations Act. Questions about how the FIPPA applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198,
                    PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.


DO NOT MAIL THIS FORM TO THE CORPORATE AND PERSONAL
PROPERTY REGISTRIES UNLESS YOU ARE INSTRUCTED TO
DO SO BY REGISTRY STAFF. THE REGULATION UNDER THE
BUSINESS CORPORATIONS ACT REQUIRES THIS FORM TO BE
FILED ON THE INTERNET AT WWW.CORPORATEONLINE.GOV.BC.CA

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A.   INCORPORATION NUMBER OF COMPANY
     BC0698743

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B.   NAME OF COMPANY
     QLT INC.

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C.   ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered or added


     [ ]  Company name                      [X]  Date of a Resolution or
                                                 Court Order
                                                 (APPLIES TO SPECIAL RIGHTS OR
                                                 RESTRICTIONS ONLY)

     [ ]  A translation of company name

     [X]  Pre-existing Company Provisions   [X]  Authorized Share Structure

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D.   ALTERATION EFFECTIVE DATE - Choose ONE of the following:

     [X] The alteration is to take effect at the time that this notice is filed with the registrar.

     [ ] The alteration is to take effect at 12:01 a.m. Pacific Time on ______ being a date that is not more than ten days after the date of the filing of this notice.

     [ ] The alteration is to take effect at _______ [ ] a.m. or [ ] p.m. Pacific Time on _______ being a date and time that is not more than ten days after the date of the filing of this notice.

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E.   CHANGE OF COMPANY NAME

     The company is to change its name from ____________________________________
     to (choose ONE of the following):

     [ ]  _________________________________________________. This name has been reserved for the company under name reservation number ______________ or

     [ ] a name created by adding "B.C. Ltd." after the incorporation number of the company.

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F.   TRANSLATION OF COMPANY NAME

     Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

     ADDITIONS: Set out every new translation of the company name that the company intends to use outside of Canada.



Rev. 2004/7/27
FORM 11 - Leitch Systems Design Inc. - Approved September 3, 2004         Page 1
Adapted and reprinted with permission of the Province of British Columbia - (C) 2004

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     CHANGES: Change the following translation(s) of the company name:

     PREVIOUS TRANSLATION                       NEW TRANSLATION
     OF THE COMPANY NAME                        OF THE COMPANY NAME

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     DELETIONS: Remove the following translation(s) of the company name:



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G.   PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the
     Regulation under the Business Corporations Act)

     Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.


     [X] The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H.   AUTHORIZED SHARE STRUCTURE

     Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

              YYYY / MM / DD
              2005 / 05 / 25

SET OUT THE NEW AUTHORIZED SHARE STRUCTURE

                             Maximum number of
                            shares of this class
                            or series of shares                                                         Are there special rights or
                            that the company is                                                           restrictions attached to
                            authorized to issue,             Kind of shares of this class               the shares of this class or
                            or indicate there is                  or series of shares                        series of shares?
                             no maximum number
                            --------------------------------------------------------------------------------------------------------
                             MAXIMUM NUMBER OF
Identifying name of class   SHARES AUTHORIZED OR      PAR VALUE OR WITHOUT
   or series of shares       NO MAXIMUM NUMBER             PAR VALUE             TYPE OF CURRENCY                YES/NO
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
Common Shares                   500,000,000             Without Par Value              N/A                         No
First Preference Shares          5,000,000              Without Par Value              N/A                         Yes


I.   CERTIFIED CORRECT - I have read this form and found it to be correct.


NAME OF AUTHORIZED SIGNING AUTHORITY           SIGNATURE OF AUTHORIZED SIGNING                DATE SIGNED
FOR THE COMPANY                                AUTHORITY FOR THE COMPANY                      YYYY/MM/DD

                                                                                              2005/05/27

Janet Grove, Corporate Secretary               X /s/ Janet Grove



Rev. 2004/7/27
FORM 11 - Leitch Systems Design Inc. - Approved September 3, 2004         Page 2
Adapted and reprinted with permission of the Province of British Columbia - (C) 2004